UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

METAGENOMI, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) Exchange Act Rules 14a-6(i)(1) and 0-11.

5959 Horton Street, 7th Floor

Emeryville, CA 94608

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 10, 2025

We are pleased to notify you that we will hold the 2025 annual meeting of our stockholders (the “Annual Meeting”) on June 10, 2025, at 8:00 a.m., Pacific Time, in a virtual meeting format, which will be conducted via live webcast. We believe that the virtual meeting format enables stockholders to attend and participate from any location around the world at no cost, provides for cost savings and reduces the environmental impact of our Annual Meeting. You may attend the Annual Meeting online and submit questions by visiting www.virtualshareholdermeeting.com/MGX2025.

The Annual Meeting will be held for the following purposes:

1. To elect Willard H. Dere, M.D. as a Class I Director, to serve until the 2028 annual meeting of our stockholders, and until his respective successor shall have been duly elected and qualified, or until his earlier death, resignation or removal;

2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3. To transact such other business as may properly come before the Annual Meeting or any continuations, adjournments, and postponements thereof.

Our Board of Directors has established the close of business on April 14, 2025 as the “record date” for the Annual Meeting. This means that you are entitled to notice of, and to vote at, the Annual Meeting or any continuations, adjournments, and postponements thereof if our stock records show that you owned our common stock at that time.

Under the Securities and Exchange Commission rules that allow companies to furnish their proxy materials to stockholders over the Internet under the “notice and access” approach, we have elected to make our proxy materials available to our stockholders over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), instead of a paper copy of the accompanying proxy statement for the Annual Meeting and our annual report to our stockholders for the fiscal year ended December 31, 2024 (“2024 Annual Report”). This method allows us to provide our stockholders with the information they need on a more timely basis, while at the same time conserving natural resources and lowering the costs of printing and delivering our proxy materials. On or about April 28, 2025, we will commence sending to our stockholders the Notice, containing instructions on how to access our proxy statement for the Annual Meeting and our 2024 Annual Report online. The Notice also provides instructions on how to vote online or vote by phone and includes instructions on how to receive a paper copy of the proxy materials by mail if desired.

Whether you plan to attend the Annual Meeting or not, it is important that your shares be represented. You may vote over the Internet, via telephone or by mail. You are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting, whether or not you can attend. You will need the 16-digit control number included with the Notice, on your proxy card or the instructions that accompany your proxy materials to attend the Annual Meeting virtually via the Internet. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote online during the Annual Meeting.

Thank you for your continued support of Metagenomi, Inc.

By Order of the Board of Directors,

/s/ Brian C. Thomas

Brian C. Thomas

Chief Executive Officer and Director

April 28, 2025

Emeryville, California

METAGENOMI, INC.

5959 Horton Street, 7th Floor

Emeryville, CA 94608

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 10, 2025

The Board of Directors of Metagenomi, Inc. (the “Board of Directors,” “Board,” or “our Board”) is soliciting proxies from stockholders for its use at the 2025 annual meeting of our stockholders (the “Annual Meeting”), and at any continuation, postponement, or adjournment of that meeting. The Annual Meeting is scheduled to be held on June 10, 2025, at 8:00 a.m., Pacific Time, in a virtual meeting format, which will be conducted via live webcast at www.virtualshareholdermeeting.com/MGX2025.

In this proxy statement, “we,” “our,” “us,” the “Company,” and “Metagenomi” refer to Metagenomi, Inc.

On or about April 28, 2025, we will commence sending the Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to notice of, and to vote at, the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL STOCKHOLDER MEETING TO BE HELD ON June 10, 2025.

This proxy statement, the accompanying proxy card and our annual report to stockholders for the fiscal year ended December 31, 2024, which includes our audited financial statements, are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number available that appears on your Notice or proxy card. On this website, you can also elect to receive distributions of our proxy statements and annual reports to stockholders for future annual meetings by electronic delivery. For specific instructions on making such an election, please refer to the instructions on your proxy card or voting instruction form.

Additionally, you can find a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report”), as filed with the Securities and Exchange Commission (the “SEC”) on the SEC’s website at www.sec.gov, or in the “Financials and Filings” tab of the “Investors” section of our website at https://metagenomi.co/. You may also obtain a printed copy of our 2024 Annual Report, including our financial statements, except for the exhibits, free of charge, from us by following the instructions included on the Notice or by sending a written request to: Metagenomi, Inc., 5959 Horton Street, 7th Floor, Emeryville, CA 94608, Attention: Secretary.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purposes of the Annual Meeting

The purposes of the Annual Meeting are:

1. To elect Willard H. Dere, M.D. as Class I Director, to serve until the 2028 annual meeting of our stockholders, and until his respective successor shall have been duly elected and qualified, or until his earlier death, resignation or removal;

2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3. To transact such other business as may properly come before the Annual Meeting or any continuations, adjournments, and postponements thereof.

Stockholders Entitled to Vote at the Meeting

Our Board has established the close of business on April 14, 2025 as the “record date” for the Annual Meeting. This means that you are entitled to notice of, and to vote, at the Annual Meeting (and any continuations, adjournments and postponements thereof) if our records show that you owned our common stock at that time. As of the record date, 37,382,478 shares of our common stock were issued and outstanding. Each issued and outstanding share of common stock as of the record date is entitled to one vote on each matter properly to come before the Annual Meeting and can be voted only if the record owner of that share, determined as of the record date, votes during the live webcast of the meeting or is represented by proxy. A list of stockholders entitled to vote at the Annual Meeting will be available for stockholder inspection at the headquarters of the Company, 5959 Horton Street, 7th Floor, Emeryville, CA 94608, during ordinary business hours, for a period of 10 days prior to the Annual Meeting. Such list will also be available for examination by our stockholders during the Annual Meeting by logging into www.proxyvote.com and entering your 16-digit control number.

Voting Shares That You Hold in Your Name

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

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VOTE BY INTERNET (before the Annual Meeting) – www.proxyvote.com. Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, on June 9, 2025. Have the Notice or your proxy card in hand when you access the website. Follow the steps outlined on the secured website.
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VOTE BY MAIL - If you requested and received a proxy card by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we will provide. Votes submitted by mail must be received by June 9, 2025.
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VOTE BY PHONE - Use a touch tone phone by calling 1-800-690-6903 (toll-free from the U.S., U.S. territories and Canada) to transmit your voting instructions up until 11:59 p.m., Eastern Time, on June 9, 2025. Have the Notice or your proxy card in hand when you access the phone number. Follow the steps outlined on the phone line.
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VOTE DURING THE VIRTUAL MEETING - See “Attending the Annual Meeting,” below.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

Virtual Meeting

The Annual Meeting will be a virtual meeting, which will be conducted via live webcast.

To participate in the Annual Meeting virtually via the Internet, please visit www.virtualshareholdermeeting.com/MGX2025. You will need the 16-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials.

If you are a beneficial owner of shares held in “street name” by your bank, brokerage firm or other nominee, you should have received a voting instruction form provided by your bank, brokerage firm or other nominee rather than from us. If you do not have your 16-digit control number and attend the meeting online, you will be able to listen to the meeting only - you will not be able to vote or submit questions during the meeting.

Attending the Annual Meeting

The Annual Meeting will be held entirely online at www.virtualshareholdermeeting.com/MGX2025. A summary of the information you need to attend the Annual Meeting online is provided below:

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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of common stock ownership, are posted at www.proxyvote.com.
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Please have your 16-digit control number to enter the Annual Meeting.
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Stockholders may submit questions while attending the Annual Meeting via the Internet. For instructions on how to do so, see below.
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The meeting webcast will begin promptly at 8:00 a.m., Pacific Time on June 10, 2025.
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We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

Submitting Questions at the Annual Meeting

During the Annual Meeting, if you have your 16-digit control number and wish to ask a question, you may do so by clicking the Q&A button on the virtual meeting platform and entering your question in the field provided in the web portal at or before the time the matters are before the Annual Meeting for consideration. During the formal portion of the meeting, all questions presented should relate directly to the proposal under discussion, which will be answered before the voting is closed. We will also hold a question and answer period at the end of the meeting, as time permits, during which time we welcome questions not relating to specific proposals. To allow us to answer questions from as many stockholders as possible, we will limit each stockholder to two questions. Questions from multiple stockholders on the same topic or that are otherwise related to a particular topic may be grouped, summarized and answered together. If questions submitted are irrelevant to the business of the Annual Meeting or are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined in our reasonable judgment, we may choose not to address them. If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting.

Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and include rules for how questions will be recognized and addressed. Please review the Annual Meeting’s Rules of Conduct for further details. The Annual Meeting’s Rules of Conduct are available at www.proxyvote.com.

Technical Assistance for the Virtual Meeting

We encourage stockholders to log into the virtual Annual Meeting at least 15 minutes prior to the start of the Annual Meeting to test their Internet connectivity. If you encounter any technical difficulties with the virtual meeting platform on the day of the Annual Meeting, please call the number that will be listed on the Virtual Shareholder meeting login page. Technical support will be available starting at 7:45 a.m., Pacific Time on June 10, 2025 and will remain available until thirty minutes after the meeting has finished.

Voting Shares That You Hold in Brokerage or Similar Accounts

Many stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. If you hold your shares in one of these ways, you are considered a beneficial owner of shares held in “street name,” not a record owner, and you therefore have no direct vote on any matter to come before the Annual Meeting. Your broker, bank or nominee will send you voting instructions for you to use in directing the broker, bank or nominee in how to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions via the telephone or the Internet. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote the shares on a proposal because the broker, bank or other nominee does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers, banks or other nominees who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to routine matters.

Although the determination of whether a broker, bank or other nominee will have discretionary voting power for a particular item is typically determined only after proxy materials are filed with the SEC, we expect that the election of the nominee for director (Proposal 1) will be a non-routine matter and that the proposal on ratification of the appointment of our independent registered public accounting firm (Proposal 2) will be a routine matter. Accordingly, if you hold your shares through a broker, bank or other nominee and you do not timely provide your broker, bank or other nominee with specific instructions on how to vote your shares, your broker, bank or other nominee will not be authorized to cast a vote on your behalf on Proposal 1 (election of the nominee for director) but will be authorized to cast a vote on your behalf, in its discretion, on Proposal 2 (ratification of the appointment of PricewaterhouseCoopers LLP). In such cases, a “broker non-vote” may be entered with respect to your shares on Proposal 1 to reflect that your broker was present with respect to your shares at the meeting but was not exercising voting rights on your behalf with respect to those shares. Broker non-votes will have no effect on the outcome of each proposal. Brokers, banks and other nominees generally have discretionary authority to vote on the ratification of the appointment of an independent registered public accounting firm (Proposal 2); thus, we do not expect any broker non-votes on this matter.

Your Voting Options on Each of the Proposals

To be elected, the director nominated in Proposal 1 must receive a plurality of the votes properly cast on the proposal, meaning that the director nominee receiving the highest number of affirmative votes will be elected as a director. You may vote “for” the director nominee or “withhold” authority to vote your shares for the director nominee. Withholding authority to vote your shares with respect to the director nominee will have no effect on the election of the nominee. Broker non-votes are not considered votes cast and will have no effect on the election of the director.

Ratification of the appointment of PricewaterhouseCoopers LLC as our independent registered accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the votes properly cast on Proposal 2. You may vote “for,” “against” or “abstain” with respect to the ratification of the appointment of PricewaterhouseCoopers LLP. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder named in the proxy card in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

Our Board’s Voting Recommendations

Our Board recommends that you vote:

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“FOR” the election of Willard H. Dere, M.D. as Class I Director (Proposal 1); and
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“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2).

If any other matter is properly brought before the Annual Meeting, the Company - through the individuals named in the Company’s proxy card and acting as the “proxy holder,” or his or her designee, and pursuant to the blanket authorization granted under the proxy - will vote your shares on that matter in accordance with the discretion and judgment of the proxy holder.

Required Votes to Approve Each Proposal

As a stockholder, you are entitled to cast one vote per share for the nominee for election as director at the Annual Meeting, but you may not cumulate your votes. A plurality of the votes properly cast for election of a director will result in election. “Abstentions” and “broker non-votes” will not be counted as votes cast on the proposal and will have no effect on the election of the director.

A majority of the votes properly cast at the Annual Meeting will approve: (i) the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and (ii) transact any other business properly brought before the Annual Meeting.

Please note, however, that because the vote on the ratification of PricewaterhouseCoopers LLP is advisory in nature, the results of such vote will not be binding upon our Board or its committees.

Quorum

Our amended and restated bylaws provide that the presence, in person or by proxy, of holders of one-third in voting power of the total number of outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the

Annual Meeting. Abstentions, votes withheld and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

Voting on Possible Other Matters

We do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the Annual Meeting, the persons named on the Company’s proxy card will have discretionary authority to vote the shares represented by such proxies. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

Revocation of Proxies or Voting Instructions

A stockholder of record who has delivered a proxy card in response to this solicitation may revoke it before it is exercised at the Annual Meeting by executing and delivering a timely and valid later-dated proxy, by a timely and valid later Internet or telephone vote, by voting during the Annual Meeting or by giving written notice to our Secretary. Attendance at the Annual Meeting online will not have the effect of revoking a proxy unless a stockholder gives proper written notice of revocation to our Secretary before the proxy is exercised or the stockholder votes at the Annual Meeting. Beneficial owners who have directed their broker, bank or nominee as to how to vote their shares should contact their broker, bank or nominee for instructions as to how they may revoke or change those voting directions.

Solicitation of Proxies

Our Board is making this solicitation of proxies for our Annual Meeting. We will bear all costs of such solicitation, including the cost of preparing and distributing this proxy statement and the enclosed form of proxy and including the cost of hosting the virtual Annual Meeting. After the initial distribution of this proxy statement, proxies may be solicited by mail, telephone or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

Emerging Growth Company and Smaller Reporting Company

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As an emerging growth company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable generally to public companies, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including:

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reduced disclosure about our executive compensation arrangements; and
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not being required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers (“NEOs”) or the frequency with which such votes must be conducted, or to obtain stockholder approval of any golden parachute arrangements not previously approved.

We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year in which we have total annual gross revenues of $1.235 billion or more; (ii) the last day of the fiscal year following the fifth anniversary of the date of the completion of our initial public offering in February 2024; (iii) the date on which we have issued more than $1.0 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission (the “SEC”). We have taken advantage of reduced reporting requirements in this proxy statement. Accordingly, the information contained herein may be different from the information you receive from other public companies in which you hold stock.

CORPORATE GOVERNANCE

Reorganization

We previously operated as a Delaware limited liability company under the name Metagenomi Technologies, LLC. On January 24, 2024, we completed a series of transactions pursuant to which Metagenomi Technologies, LLC merged with and into its wholly-owned subsidiary, Metagenomi, Inc., a Delaware corporation, with Metagenomi, Inc. continuing as the surviving corporation (the “Reorganization”). In connection with the Reorganization (i) all of the outstanding common unitholders of Metagenomi Technologies, LLC received shares of common stock of Metagenomi, Inc., (ii) all of the outstanding redeemable convertible preferred unitholders of Metagenomi Technologies, LLC received shares of redeemable convertible preferred stock of Metagenomi, Inc. with the same rights and privileges and (iii) certain holders of profits interests in Metagenomi Technologies, LLC received shares of common stock or unvested restricted common stock in Metagenomi, Inc. as determined by the applicable provisions of the Amended and Restated Limited Liability Company Agreement in effect immediately prior to the Reorganization. In connection with the Reorganization, by operation of law, Metagenomi, Inc. acquired all assets of the Metagenomi Technologies, LLC, and assumed all of its liabilities and obligations. The Reorganization was a non-taxable transaction to Metagenomi, Inc. for U.S. income tax purposes.

Board Composition and Structure

Our nominating and corporate governance committee’s and our Board’s priority in selecting board members is identification of persons who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape, professional and personal experiences and expertise relevant to our growth strategy. Our directors hold office until their successors have been elected and qualified or until their earlier resignation, removal, or death. Our amended and restated certificate of incorporation and our amended and restated bylaws also provide that our directors may be removed only for cause by the affirmative vote of at least two-thirds of the outstanding shares of common stock then entitled to vote on the election of directors, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office.

In accordance with the terms of our amended and restated certificate of incorporation, our Board is divided into three staggered classes of directors and each director is assigned to one of the three classes. At each annual meeting of the stockholders, one class of directors is elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the years 2025 for Class I directors, 2026 for Class II directors, and 2027 for Class III directors. Our amended and restated certificate of incorporation and our amended and restated bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our Board.

On March 11, 2025, Sebastián Bernales, Ph.D., a member of the Company’s board of directors, informed the Company that he has decided not to stand for reelection at the Annual Meeting. As a result, Dr. Bernales’ service as a member of our Board will end effective as of the date of the Annual Meeting.

Board Leadership Structure

We do not have a policy on whether the roles of Chief Executive Officer and chair should be separate. Our corporate governance guidelines provide our board of directors the flexibility to determine the appropriate leadership structure to best support the dynamic demands of our business, including whether the offices of Chief Executive Officer and chair should be separate or combined. In making this determination, our board of directors considers many factors, including the needs of the business, our board of directors’ assessment of its leadership needs from time to time and the best interests of our stockholders. Brian C. Thomas, Ph.D., our Chief Executive Officer, currently serves as the chair of our board of directors. Our board of directors is of the view that the combined role of chair and Chief Executive Officer promotes united leadership and direction and provides management a clear focus to execute our strategy and business plans. As Chief Executive Officer, Dr. Thomas is best suited to ensure that critical business issues are brought before our board of directors, which enhances our board of directors’ ability to develop and implement business strategies. For these reasons and because of the strong leadership of Dr. Thomas, our board of directors has concluded that our current leadership structure is appropriate at this time.

Willard H. Dere, M.D. currently serves as our lead independent director. In sessions of our board of director meetings in which our management, including our Chief Executive Officer, does not participate, the lead independent director serves as a liaison to management on behalf of the non-employee members of our board of directors. The lead independent director’s duties and responsibilities also include serving as the liaison between the chair of our board of directors and the independent directors, reviewing meeting agendas, having the authority to call meetings of the independent directors and performing such other duties and responsibilities as may be delegated to the lead independent director by the board of directors from time to time.

Director Nomination Process

In considering whether to recommend any particular candidate for inclusion in our Board’s slate of recommended director nominees, our nominating and corporate governance committee takes into account the current size and composition of the Board and the needs of the Board and its committees, in addition to character, integrity, judgment, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business and industry, conflicts of interest and other commitments. Our nominating and corporate governance committee also takes into account a candidate’s diversity, including diversity of professional experience, skills, knowledge, opinions, perspectives, social and economic background, age, and other differentiating characteristics. However, the committee does not assign any particular weight or priority to any one factor.

While we do not have a formal policy on Board diversity, the Board is committed to building a Board that consists of the optimal mix of skills, expertise, knowledge, backgrounds, personal qualities and diversity of experiences and perspectives so that the Board is capable of effectively overseeing the execution of our business and meeting the Company’s evolving needs.

The biography for each of the director nominees included herein indicates each nominee’s experience, qualifications, attributes and skills that led our nominating and corporate governance committee and our Board to conclude each such director should continue to serve as a director of our Company. Our nominating and corporate governance committee and our Board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board as a whole.

Our amended and restated bylaws establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These procedures are described in more detail herein in the “General Matters” section under the subheading “Stockholder Proposals for 2026 Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the nominating and corporate governance committee in the same manner as the nominating and corporate governance committee’s nominees.

Director Composition

Our Board currently consists of six (6) members. Below is a list of the names, ages as of April 14, 2025 and classification of the individuals who currently serve as our directors.

Name of Director	Age	Position
Sebastián Bernales, Ph.D.*	49	Director (Class I)
Willard H. Dere, M.D.	71	Lead Independent Director (Class I)
Eric Bjerkholt, M.B.A.	65	Director (Class II)
Juergen Eckhardt, M.D., M.B.A.	58	Director (Class II)
Jian Irish, Ph.D., M.B.A.	61	President, Chief Operating Officer and Director (Class III)
Brian C. Thomas, Ph.D.	56	Co-Founder, Chief Executive Officer, Chair of the Board and Director (Class III)

* On March 11, 2025, Dr. Bernales informed the Company that he has decided not to stand for reelection at the Annual Meeting. As a result, Dr. Bernales’ service as a member of our Board will end effective as of the date of the Annual Meeting.

Director Nominees

Class I Directors – Present Terms Expiring at the Annual Meeting and Proposed Terms Expiring at the 2028 Annual Meeting of Stockholders

Willard H. Dere, M.D. has served on our board of directors since August 2021 and as lead independent director since November 2024. Dr. Dere currently serves as Chief Advisor and Chief Medical Officer at Angitia since July 2022, and on the board of directors of BioMarin, Seres and Mersana. From November 2014 to August 2022 he served as a director at Radius Health. He also serves on the Scientific Advisory Boards of Surrozen, AliveGen and Heranova Lifesciences. Dr. Dere served as a Professor of Internal Medicine from November 2014 to July 2022 at the University of Utah School of Medicine, and is currently Professor Emeritus, a position he has held since July 2022. Dr. Dere also served as Associate Vice President for Research, Co-Director of The Center for Genomic Medicine and Co-Director of the Utah Clinical and Translational Science Institute at the University of Utah Health Sciences Center during this time period. Before joining the University of Utah, Dr. Dere held various positions at Amgen, Inc., including Senior Vice President of Global Development and Corporate, then International Chief Medical Officer, from July 2003 to October 2014. From 1989 to 2003, Dr. Dere held multiple positions in clinical research, and regulatory affairs and safety at Eli Lilly and Company. He was also an assistant professor from 1989 to 1999 and a clinical associate professor from 1999 to 2009 at the Indiana University School of Medicine. Dr. Dere received his B.A. in history, zoology and M.D. from the University of California, Davis; he completed his postdoctoral training at the University of Utah in internal medicine, and at the University of California, San Francisco in endocrinology and metabolism.

We believe that Dr. Dere is qualified to serve on our Board of Directors because of his extensive experience in drug development, and as a board of directors member on several public companies.

Directors Continuing in Office

Class II Directors – Term Expiring at the 2026 Annual Meeting of Stockholders

Juergen Eckhardt, M.D., M.B.A. has served as our Chairman of the Board of Directors from September 2020 to February 2024. Dr. Eckhardt has served as Head of Leaps at Bayer AG since February 2019 and previously served as Head of Venture Investments from September 2016 to February 2019. He currently serves on the boards of Dewpoint Therapeutics, Khloris Biosciences, Oerth Bio, and a few other private biotechnology companies and foundations. Previously, Dr. Eckhardt served as a management consultant and Associate Partner at McKinsey & Co. and a member of McKinsey’s Healthcare Leadership Team from 1994 to 2002. Dr. Eckhardt received his M.D. from the University of Basel and his M.B.A. from INSEAD in Fontainebleau, France.

We believe that Dr. Eckhardt is qualified to serve as a director because of his extensive experience in strategy, finance, leadership and drug development.

Eric Bjerkholt, M.B.A. has served on our board of directors since January 2025. Mr. Bjerkholt has served as the Chief Financial Officer of Mirum Pharmaceuticals, Inc., a biopharmaceutical company developing treatments for orphan and rare diseases, since September 2023. Prior to that, Mr. Bjerkholt served as Chief Financial Officer of Chinook Therapeutics, Inc., a biopharmaceutical company focused on kidney diseases, from November 2020 to August 2023. In August 2023, Chinook Therapeutics was acquired by Novartis AG. Before Chinook Therapeutics, Inc., he served as the Chief Financial Officer of Aimmune Therapeutics, Inc., a biotechnology company developing treatments for food allergies, from April 2017 to November 2020, at which time, Aimmune was acquired by Nestle Health Science US Holdings, Inc. Prior to Aimmune Therapeutics, Mr. Bjerkholt spent 13 years at Sunesis Pharmaceuticals, Inc. from 2004 until 2017, where in addition to his role as Chief Financial Officer, Mr. Bjerkholt served in various capacities, including Executive Vice President of Corporate Development and Finance, Corporate Secretary and Chief Compliance Officer. Previously, Mr. Bjerkholt held senior executive finance roles at IntraBiotics Pharmaceuticals, Inc., LifeSpring Nutrition, Inc. and Age Wave, LLC and spent seven years in healthcare investment banking at J.P. Morgan & Company, Inc. He is currently a member of the board of directors of Surrozen, Inc., a publicly traded biotechnology company, and a member of the board of directors of Cerus Corporation, a publicly traded biotechnology company. Mr. Bjerkholt previously served as a member of the board of directors and Chair of the audit committee of CalciMedica, Inc., a publicly traded biotechnology company, from September 2020 until January 2025. Mr. Bjerkholt holds a Cand. Oecon degree in economics from the University of Oslo in Norway and an M.B.A. from Harvard Business School.

We believe that Mr. Bjerkholt is qualified to serve as a director because of his extensive experience in, finance, strategy, leadership, and the biotechnology industry.

Class III Directors – Terms Expiring at the 2027 Annual Meeting of Stockholders

Brian C. Thomas, Ph.D. is our founder and has served as our Chief Executive Officer since September 2016 and as our Chairman of the Board since February 2024. Since December 2022, Dr. Thomas has served as Chairman of the Board of Directors of Haya Therapeutics, Inc. Previously, from 2001 to 2017, Dr. Thomas served as a program manager at University of California, Berkeley. From 1999 to 2001, Dr. Thomas served as a lead bioinformatics scientist at EOS Biotechnology (now PDL, Inc.). Dr. Thomas received his B.Sc. in cellular biology and his Ph.D. in biochemistry from University of Kansas and completed his post-doctoral research in computational biology at University of California, Berkeley.

We believe that Dr. Thomas is qualified to serve as a director because of his considerable academic and research expertise, as well as his expansive knowledge about our Company as our founder and Chief Executive Officer.

Jian Irish, Ph.D., M.B.A. has served as our President since November 2021 and our Chief Operating Officer since January 2021. Prior to joining us, Dr. Irish held positions as Senior Vice President, Global Head of Manufacturing and Senior Vice President of Supply Chain at Kite Pharma (now a subsidiary of Gilead) from September 2016 to December 2020. Dr. Irish served as Interim Chief Operating Officer of Affini-T Therapeutics from January 2021 to January 2022. Dr. Irish also served as Interim Chief Technology Officer and a board member for Fosun Kite, a joint venture between Kite Pharma and Fosun Pharma, from October 2018 to April 2020. From December 2014 to August 2016, Dr. Irish held positions as Vice President of Biologics Supply, Outsourcing, Partnerships, and External Manufacturing and Vice President of Product Development at Sanofi. From January 2000 to September 2014, Dr. Irish held various leadership positions at Amgen in operations, including Executive Director of JAPAC Supply, Executive Director of Contract Manufacturing, Officer for Kirin-Amgen JV, and Global Operations Team Leader. Dr. Irish currently serves as an advisor to Ori Biotech, and previously served as an advisor to ORCA Biosystems and ViTToria Biotherapeutics. Dr. Irish received a B.S. in chemical engineering from East China University of Science and Technology, an M.S. and Ph.D. in pharmaceutical sciences from Chiba University, and an M.B.A. from University of California, Los Angeles, Anderson School of Management.

We believe that Dr. Irish is qualified to serve as a director because of her considerable academic and research expertise, as well as her expansive knowledge about our Company as our President and Chief Operating Officer.

We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service and have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

Director Independence

Our common stock is listed on the Nasdaq Global Select Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Exchange Act and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (ii) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In March of 2025, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that all current members of our board of directors, except Brian C. Thomas and Jian Irish, and each former director who served as a member of the Board during the last fiscal year, are independent directors, including for purposes of Nasdaq and the SEC rules. Dr. Thomas and Dr. Irish are not independent under the Nasdaq Rules as a result of their positions as our Chief Executive Officer and Chief Operating Officer, respectively. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our shares by each non-employee director and the transactions described herein. We believe that the composition and functioning of our board of directors and each of our committees comply with all applicable requirements of Nasdaq and the rules and regulations of the SEC. There are no family relationships among any of our executive officers and directors.

Role of Board in Risk Oversight Process and Board Leadership Structure

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks, operational risks and cybersecurity. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting, cybersecurity, and financial reporting matters. The nominating and corporate governance committee is responsible for overseeing the management of risks associated with the independence of our Board and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through discussions from committee members about such risks. Our Board believes its administration of its risk oversight function has not negatively affected our Board’s leadership structure.

Board Committees

Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our Board. We believe that the composition and functioning of all of our committees comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations that are applicable to us. We intend to comply with future requirements to the extent they become applicable to us.

The full text of our audit committee charter, compensation committee charter and nominating and corporate governance committee charter are posted on the “Corporate Governance” portion of our website at https://ir.metagenomi.co/. We do not incorporate the information contained on, or accessible through, our corporate website into this proxy statement, and you should not consider it a part of this proxy statement.

The following table describes which directors serve on each of our Board’s committees as of April 14, 2025.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Sebastián Bernales, Ph.D.	—	—	—
Eric Bjerkholt, M.B.A.	Chair	Member	Member
Willard H. Dere, M.D.	Member	Chair	Chair
Juergen Eckhardt, M.D., M.B.A.	Member	Member	Member
Brian C. Thomas, Ph.D.	—	—	—
Jian Irish, Ph.D., M.B.A.	—	—	—

Audit Committee

Among other things, our audit committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•
recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions;
•
discussing and reviewing items of enterprise risk management and considering major risk exposures, including financial, operational, privacy, security, cybersecurity, competition, legal, regulatory, hedging and accounting risk exposures;
•
evaluating the performance, responsibilities, budget and staffing of our internal audit function and reviewing the internal audit plan; and
•
reviewing quarterly earnings releases.

All audit services and all permitted non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

The members of our audit committee are Eric Bjerkholt, M.B.A, Juergen Eckhardt, M.D., M.B.A., and Willard H. Dere, M.D. Mr. Bjerkholt chairs the audit committee. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq listing rules. Our Board has determined that each of Dr. Eckhardt and Mr. Bjerkholt qualify as an “audit committee financial expert” within the meaning of applicable SEC regulations. Our Board has determined that all current members of our audit committee, and Dr. Bernales, who served on the audit committee during the fiscal year ended December 31, 2024, satisfy the relevant independence requirements for service on the audit committee set forth in the rules of the SEC and the Nasdaq listing rules. Both our independent registered public accounting firm and management periodically meet privately with our audit committee. Our audit committee charter, which has been adopted by our Board, is available on our website.

During the fiscal year ended December 31, 2024, our audit committee met four times. The report of our audit committee is included in this proxy statement below under “Audit Committee Report.”

Compensation Committee

Among other things, our compensation committee’s responsibilities include:

•
reviewing and reassessing periodically our processes and procedures for the consideration and determination of director and executive officer compensation;
•
annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation (i) recommending the cash compensation of our Chief Executive Officer and (ii) recommending long-term incentive awards to our Chief Executive Officer under equity-based plans;
•
reviewing and approving the compensation of our other executive officers;
•
overseeing and administering our compensation and similar plans;
•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;
•
reviewing and approving our policies and procedures for the grant of equity-based awards;
•
reviewing and recommending to the board of directors the compensation of our non-employee directors;
•
preparing our compensation committee report if and when required by SEC rules;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and
•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

The members of our compensation committee are Eric Bjerkholt, M.B.A, Willard H. Dere, M.D., and Juergen Eckhardt, M.D., M.B.A. Dr. Dere chairs the compensation committee. Each member of our compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each current member of our compensation committee, and Dr. Bernales, who served on the compensation committee during the fiscal year ended December 31, 2024, satisfies the applicable rules and regulations of the SEC and the Nasdaq listing rules. Our compensation committee may delegate any of the responsibilities of the full committee to subcommittees and may delegate certain responsibilities of the full committee to executive officers of the Company and other persons as may be permitted by applicable laws, rules or regulations and in accordance with the listing standards set forth by Nasdaq. Our compensation committee charter, which has been adopted by our Board, is available on our website.

During the fiscal year ended December 31, 2024, our compensation committee met three times.

Compensation Consultant

Our compensation committee previously engaged Mercer (the “Prior Compensation Consultant”) as its independent compensation consultant. In November 2024, after a competitive bid process pursuant to which several compensation consultants were considered, our compensation committee selected Aon plc (“Aon”) as its new independent compensation consultant. When requested, Aon consultants attend meetings of our compensation committee, including executive sessions in which executive compensation-related matters are discussed without the presence of our management. Aon reports to our compensation committee and not to our management, although Aon meets with our management for purposes of gathering information for its analyses and recommendations.

Our compensation committee assessed the independence of Aon from management, taking into consideration relevant factors, including the absence of other services provided to our Company by Aon, the amount of fees our Company paid to Aon as a percentage of Aon’s total revenue, the policies and procedures of Aon that are designed to prevent conflicts of interest, any business or personal relationship of the individual compensation advisors employed by Aon with any executive officer of the Company, any business or personal relationship the individual compensation advisors employed by Aon have with any member of our compensation committee and any stock of our Company owned by Aon or the individual compensation advisors employed by Aon. On the basis of that assessment and taking into consideration the independence factors that are required to be considered under applicable stock exchange rules, our compensation committee determined that no relationships existed that would create a conflict of interest or that would compromise Aon’s independence, and that Aon is independent pursuant to the independence standards set forth in the Nasdaq listing standards promulgated pursuant to Section 10C of the Exchange Act.

Nominating and Corporate Governance Committee

Among other things, our nominating and corporate governance committee’s responsibilities include:

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developing, recommending to the board of directors criteria for board and committee membership;
•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•
to the extent deemed appropriate, retaining third-party search firms or other advisors to identify and evaluate director nominee candidates;
•
reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•
identifying individuals qualified to become members of the board of directors;
•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•
developing, recommending to the board of directors and periodically assessing the adequacy of a set of corporate governance guidelines;
•
overseeing the evaluation of our board of directors; and
•
reviewing and discussing with the board of directors corporate succession plans for our Chief Executive Officer and our other key officers.

The members of our nominating and corporate governance committee are Eric Bjerkholt, M.B.A, Willard H. Dere, M.D, and Juergen Eckhardt, M.D., M.B.A. Dr. Dere chairs our nominating and corporate governance committee. Our Board has determined that each current member of our nominating and corporate governance committee, and Dr. Bernales, who served on the nominating and corporate governance committee during the fiscal year ended December 31, 2024, satisfies the independence standards of the applicable rules of Nasdaq. Our nominating and corporate governance committee charter, which has been adopted by our Board, is available on our website.

During the fiscal year ended December 31, 2024, our nominating and corporate governance committee met three times.

Board Meetings and Attendance

Our full Board held eleven meetings during the year ended December 31, 2024. Each of our incumbent directors, attended in person or participated via teleconference at least 75% of the aggregate meetings of our Board and the committees of our Board on which he or she served during the year ended December 31, 2024 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee and excluding any meetings in which a director was an interested party). Our non-employee directors met in executive session during each of the regularly scheduled Board meetings during the year ended December 31, 2024.

Our Corporate Governance Guidelines provide that each member of the Board is expected to make reasonable efforts to attend meetings of the Board, whether regular or special. Attendance and participation at meetings is an important component of the directors’ duties and, as such, attendance rates are taken into account by the nominating and corporate governance committee in assessing directors for renomination as directors.

Director Attendance at Annual Meeting of Stockholders

Directors are encouraged, but not required, to attend our annual meetings of stockholders.

Environmental, Social and Governance Highlights

We believe corporate responsibility is essential for good governance because it strengthens the accountability of our board of directors and management team. We view Environmental, Social and Governance (“ESG”) initiatives as long-term value drivers for the Company and our stockholders. Our focus on, and commitment to ESG initiatives, is tied to our belief that achieving and sustaining business excellence goes hand-in-hand with strong corporate leadership and stewardship. Our board of directors is primarily responsible for overseeing our corporate strategy, which includes the oversight of ESG matters that impact our business and related risks.

The following is a summary of our current ESG policies and practices:

•
Lead Independent Director: We appointed a Lead Independent Director to ensure the Board’s independent oversight of management.
•
Independent Committees: Each of our committees consist entirely of independent directors.
•
Regularly Held Executive Sessions: The independent directors of our Board meet separately in executive session on a regular basis to discuss matters relating to the Company and the Board, without members of the management team present.
•
Code of Conduct: All of our employees, officers, agents and representatives, including directors and consultants, are subject to the Code of Business Conduct and Ethics, which is available on our website at https://metagenomi.co/ under the heading “Investors – Corporate Governance – Documents & Charters.”
•
Human Capital Management: We are committed to the health and welfare of our employees. We support the development of our employees with a competitive compensation and benefits package, health and wellness programs, internal advancement, and individualized development opportunities.

Code of Business Conduct and Ethics

Our Board adopted a Code of Business Conduct and Ethics, which applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), agents and representatives, including directors and consultants.

We intend to disclose future amendments, if any, to certain provisions of our Code of Business Conduct and Ethics on our website identified below. The full text of our Code of Business Conduct and Ethics is posted on our website at https://metagenomi.co under the heading “Investors – Corporate Governance.” The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement, and you should not consider that information a part of this proxy statement.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales, derivative, and hedging transactions of our stock and purchases or sales of puts, calls, or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, or pledge of the Company’s securities as collateral for a loan, at any time, by our executive officers, directors and employees.

Rule 10b5-1 Trading Plan Policy

We have adopted a Rule 10b5-1 trading plan policy, which permits our officers, directors, employees and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material nonpublic information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of our securities by directors, officers, and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our insider trading policy states, among other things, that our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. The foregoing summary of our insider trading policies and procedures does not purport to be complete and is qualified by reference to our Insider Trading Policy filed as an exhibit to our 2024 Annual Report. In addition, with regard to the Company's trading in its own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Compensation Recovery Policy

In accordance with the requirements of the SEC and Nasdaq listing rules, our Board adopted a compensation recovery policy on January 26, 2024, effective as of January 5, 2024. The compensation recovery policy provides that in the event of a material restatement of our financial results, the compensation committee of our Board will review all incentive-based compensation that was paid to our executive officers on the basis of having met or exceeded specific performance targets for performance periods. If the bonuses paid pursuant to such incentive-based compensation would have been lower had the bonuses been calculated based on such restated results, the Company will recoup the portion of the excess compensation that was received unless recovery would be impractical and either the third-party costs associated with recovery would exceed the amount to be recovered or recovery would cause a tax qualified plan to fail to remain tax qualified.

Communication with Directors

Any stockholders desiring to communicate with our Board, or one or more of our directors, may send a letter addressed to the Board of Directors of Metagenomi, Inc, 5959 Horton Street, 7th Floor, Emeryville, CA 94608. Communications intended for a specific director or directors should be addressed to their attention at the address provided above. All such letters will be promptly forwarded to the appropriate members of our Board or individual directors, as applicable. The board of directors has authorized the Secretary, in his or her discretion, to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board during the fiscal year ended December 31, 2024. Other than as set forth in the table and described more above, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board during the fiscal year ended December 31, 2024. We reimburse members of our Board for reasonable travel and out-of-pocket expenses incurred in attending meetings of our Board and committees of our Board. Dr. Thomas, who is our Chief Executive Officer, and Dr. Irish, who is our President and Chief Operating Officer, did not receive any additional compensation for their service as directors. The compensation received by Dr. Thomas and Dr. Irish, as NEOs of the Company, is presented in the “2024 Summary Compensation Table” below.

	Fees Earned or Paid in Cash	Option Awards	Total
Name	($)(1)	($)(2)(3)	($)
Willard H. Dere, M.D.	63,482	599,953	663,435
Sebastián Bernales, Ph.D.	58,036	599,953	657,989
Juergen Eckhardt, M.D., M.B.A.	60,268	599,953	660,221
Santhosh Palani(4)	—	—	—
Risa Stack, Ph.D.(5)	—	—	—

(1)
Amounts represent annual cash compensation earned for services rendered by independent members of our Board and the committees thereof during the fiscal year ended December 31, 2024. The fees earned by Dr. Bernales and Dr. Eckhardt were pro-rated based on the number of days during the fiscal year ended December 31, 2024 following the closing of our IPO.
(2)
Amounts reflect the aggregate grant date fair value of option awards granted during 2024 in accordance with our Non-Employee Director Compensation Policy, described below, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Such grant date fair values do not take into account any estimated forfeitures. See Note 11 – Stock-Based Compensation to our audited consolidated financial statements appearing in our 2024 Annual Report for assumptions underlying the valuation of equity awards. The amounts reported in this column reflect the accounting cost for these options and do not correspond to the actual economic value that may be received by our directors upon the exercise of the options or any sale of the underlying shares of common stock.
(3)
As of December 31, 2024, Drs. Dere, Bernales and Eckhardt each held options to purchase an aggregate of 78,636 shares of common stock.
(4)
Dr. Palani’s service on our Board ended on January 17, 2024. Accordingly, Dr. Palani did not receive any compensation during the 2024 fiscal year. As of December 31, 2024, Dr. Palani did not hold any equity awards.
(5)
Dr. Stack’s service on our Board ended on February 8, 2024. Accordingly, Dr. Stack did not receive any compensation during the 2024 fiscal year. As of December 31, 2024, Dr. Stack did not hold any equity awards.

On January 13, 2025, our board approved an increase in the size of our board from five directors to six directors, and appointed Eric Bjerkholt, M.B.A. to serve as a director of our board effective January 27, 2025. Accordingly, Mr. Bjerkholt did not receive any compensation during the 2024 fiscal year.

Non-Employee Director Compensation Policy

We have adopted a non-employee director compensation policy designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, our non-employee directors are eligible to receive annual cash retainers (which are payable quarterly in arrears and prorated for partial years of service) and equity awards as set forth below:

Annual Retainer for Board Membership	$40,000
Additional Annual Retainer for Non-Executive Chairperson of the Board	$40,000
Additional Annual Retainer for Committee Membership
Audit Committee Chairperson	$15,000
Audit Committee Member (other than Chairperson)	$7,500
Compensation Committee Chairperson	$15,000
Compensation Committee Member (other than Chairperson)	$7,500
Nominating and Corporate Governance Committee Chairperson	$10,000
Nominating and Corporate Governance Committee Member (other than Chairperson)	$5,000

In addition, our policy provided that, upon initial election or appointment to our board of directors, each new non-employee director was granted a one-time grant of a non-statutory stock option to purchase shares of our common stock equivalent to $600,000 in value on the date of such director’s election or appointment to the board of directors (the “Director Initial Grant”). The Director Initial Grant will vest over three years, with 33% vesting on the first anniversary of the grant date and the remaining 67% vesting in 24 equal monthly installments thereafter, subject to the non-employee director’s continued services to us. On the date of each annual meeting of stockholders of our company, each non-employee director who will continue as a non-employee director following such meeting will be granted an annual award of a non-statutory stock option to purchase shares of common stock equivalent to $300,000 in value (the “Director Annual Grant”). The Director Annual Grant will vest in full on the earlier of the one-year anniversary of the grant date or on the date of our next annual meeting of stockholders, subject to the non-employee director’s continued services to us. Such awards are subject to full acceleration vesting upon the sale of our company. The aggregate amount of compensation, including both equity compensation and cash compensation, paid to any non-employee director for service as a non-employee director in a calendar year period will not exceed $1,000,000 in the first calendar year such individual becomes a non-employee director and $800,000 in any other calendar year.

In January 2025, our board of directors approved an amendment to our policy that provides that the Director Initial Award will be an award of 42,000 stock options; provided, however that the award shall be reduced so that the grant date fair value of the option is no greater than $600,000, and the Director Annual Grant will be an award of 21,000 stock options; provided that the award shall be reduced so that the grant date fair value of the option is no greater than $300,000.

PROPOSAL 1 - ELECTION OF DIRECTOR

In accordance with our amended and restated certificate of incorporation and our amended and restated bylaws, our Board is divided into three staggered classes of directors, and each director is assigned to one of the three classes. At each annual meeting of the stockholders, one class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. Willard H. Dere, M.D. and Sebastián Bernales, Ph.D. are the Class I directors whose terms expire at the Annual Meeting. Dr. Dere has been nominated for and has agreed to stand for re-election to our Board to serve as a Class I director of our Company for three years and until his successor is duly elected and qualified or until his earlier death, resignation or removal. On March 11, 2025, Dr. Bernales informed the Company that he has decided not to stand for reelection at the Annual Meeting. As a result, Dr. Bernales’ service as a member of our Board will end effective as of the date of the Annual Meeting.

Required Vote of Stockholders

To be elected, the director nominated via Proposal 1 must receive a plurality of the votes properly cast on the election of the director, meaning that the director nominee for Class I director receiving the highest number of affirmative votes will be elected as director. You may vote FOR the nominee or WITHHOLD your vote from the nominee. Withheld votes and broker non-votes will have no effect on the election of the director.

The proxies will be voted in favor of the above nominee unless a contrary specification is made in the proxy. The nominee has consented to serve as our director if elected. However, if the nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our Board of Directors may designate.

The proposal for the election of director relates solely to the election of Class I director nominated by our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE FOR CLASS I DIRECTOR, AND PROXIES SOLICITED BY OUR BOARD WILL BE VOTED IN FAVOR THEREOF, UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

(PROPOSAL 1 ON YOUR NOTICE OR PROXY CARD)

EXECUTIVE OFFICERS

Below is a list of the names, ages as of April 14, 2025 and positions, and a brief account of the business experience of the individuals who serve as our executive officers:

Name	Age	Position
Brian C. Thomas, Ph.D.	56	Chief Executive Officer, Chair of the Board and Director
Jian Irish, Ph.D., M.B.A.	61	President and Chief Operating Officer and Director
Pamela Wapnick, M.B.A.	59	Chief Financial Officer
Sarah Noonberg, M.D., Ph.D.	57	Chief Medical Officer
Matthew L. Wein, J.D.	54	Senior Vice President, Head of Legal, Compliance Officer and Corporate Secretary

Executive Officer Biographies

The biographical information pertaining to Dr. Thomas and Dr. Irish, who are each directors and, respectively, Chief Executive Officer and President and Chief Operating Officer of our Company, is included under “Director Composition,” above.

Pamela Wapnick, M.B.A. has served as our Chief Financial Officer since September 2023. Prior to joining us, Ms. Wapnick served as Chief Financial Officer of Diality Inc. from June 2022 to September 2023, as Chief Financial Officer of Capsida Biotherapeutics from November 2019 to June 2022, and as Chief Financial Officer of Graybug Vision from December 2017 to October 2019. Prior to these roles, Ms. Wapnick served as Chief Financial Officer of True North Therapeutics and held various positions at Amgen Inc. (Nasdaq: AMGN). Ms. Wapnick received her B.A. in economics from Wellesley College and her M.B.A. in finance from Columbia Business School.

Sarah Noonberg, M.D., Ph.D. has served as our Chief Medical Officer since January 2023. Prior to joining us, Dr. Noonberg served as the Chief Medical Officer at Maze Therapeutics, Nohla Therapeutics and Prothena Corporation plc (Nasdaq: PRTA) from July 2020 to September 2022, May 2018 to May 2019 and May 2017 to May 2018, respectively. Dr. Noonberg served as Group Vice President and Head of Global Clinical Development at BioMarin Pharmaceuticals Inc. (Nasdaq: BMRN) from August 2015 to March 2017. From May 2007 to August 2015, she held several positions at Medivation, Inc., a biopharmaceutical company, culminating in the position of Senior Vice President of Early Development. Dr. Noonberg currently serves on the board of directors of Neurogene Inc. (Nasdaq: NGNE). She has also previously served on the board of directors of Neoleukin Therapeutics (Nasdaq: NLTX) from August 2019 to December 2023, Protagonist Therapeutics, Inc. (Nasdaq: PTGX) from December 2017 to May 2023, and Marinus Pharmaceuticals (Nasdaq: MRNS) from May 2023 to November 2024. Dr. Noonberg received her B.S. in engineering at Dartmouth College, her Ph.D. in bioengineering from the University of California, Berkeley and her M.D. from the University of California, San Francisco. Dr. Noonberg is a board-certified internist and completed her residency at Johns Hopkins Hospital.

Matthew L. Wein, J.D. has served as our Senior Vice President, Head of Legal, Compliance Officer and Corporate Secretary since February 2025 and previously served as our Vice President of Corporate Legal, Compliance and Corporate Secretary from February 2024 to February 2025. Prior to Metagenomi, Mr. Wein served as General Counsel and Corporate Secretary of Mustang Bio, Inc. (Nasdaq: MBIO) from September 2021 to December 2023. Mr. Wein held various roles as Senior Director in global strategy and alliance management for Sanofi between June 2016 and August 2021; and as Senior Counsel at Amgen Inc. (Nasdaq: AMGN) from September 2002 to May 2016. Mr. Wein was an associate attorney at Arter & Haden LLP from August 1999 to August 2002. Mr. Wein received his B.A. from Wesleyan University and his J.D. from University of Southern California Law School. Mr. Wein is admitted to practice law in California and Massachusetts.

EXECUTIVE COMPENSATION

This section provides an overview of the compensation awarded to, earned by, or paid to our principal executive officer and our two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers at the end of 2024, in respect of their service to us for the fiscal year ended December 31, 2024. We refer to these individuals as our named executive officers (“NEOs”). Our NEOs for the fiscal year ended December 31, 2024 were:

•
Brian C. Thomas, Ph.D., our Chief Executive Officer (“CEO”);
•
Jian Irish, Ph.D., M.B.A., our President and Chief Operating Officer; and
•
Pamela Wapnick, M.B.A., our Chief Financial Officer.

2024 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Brian C. Thomas, Ph.D.	2024	628,333	—	1,287,493	3,860,492	265,200	19,766	6,061,284
Chief Executive Officer	2023	516,667	20,000	6,966,519	—	288,600	34,069	7,825,855
Jian Irish, Ph.D., M.B.A.	2024	536,333	—	762,496	2,286,313	187,000	11,293	3,783,435
President and Chief Operating Officer	2023	465,000	15,000	1,783,211	—	231,449	18,368	2,513,028
Pamela Wapnick, M.B.A.(6)	2024	445,000	—	749,999	2,248,828	122,400	14,413	3,580,640
Chief Financial Officer	2023	—	—	—	—	—	—	—

(1)
The amounts reported in this column reflect one time special bonuses paid to Dr. Thomas and Dr. Irish for performance during the applicable fiscal year.
(2)
The amounts reported in this column represent the aggregate grant date fair value of equity awards granted to our named executive officers or materially modified during the applicable fiscal year, as calculated in accordance with FASB ASC Topic 718. Such grant date value does not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in the grant date fair value of the awards are described in Note 11 – Stock-Based Compensation to our audited consolidated financial statements appearing in our 2024 Annual Report. For fiscal year 2023, the awards consisted of profits interests granted to the named executive officers, which were exchanged in 2024 for unvested restricted common stock in connection with the Reorganization. The amounts reported for fiscal year 2023 include the incremental amount recognized as a result of the amendment to the LLC agreement to include a “catch-up” feature, in the aggregate amount of $4,564,081. For fiscal year 2024, the awards consisted of restricted stock units granted to our NEOs.
(3)
The amounts reported in this column represent the aggregate grant date fair value of stock options granted to our named executive officers during the applicable fiscal year, as calculated in accordance with FASB ASC Topic 718. Such grant date value does not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in the grant date fair value of the awards are described in Note 11 – Stock-Based Compensation to our audited consolidated financial statements appearing in our 2024 Annual Report.
(4)
The amounts reported represent annual bonuses under our annual cash bonus program based on achievement of company performance and individual performance during the applicable fiscal year.
(5)
The amounts reported in this column for 2024 reflect an employer matching contribution on the employee’s behalf under our 401(k) plan.
(6)
2024 is Ms. Wapnick’s first year as an NEO, therefore no 2023 compensation data is shown for Ms. Wapnick.

Overview

Our executive compensation program is designed to attract, motivate and retain key employees who we believe best represent our Company values and can make significant contributions towards achieving our commitment of developing curative therapeutics for patients using our proprietary, comprehensive metagenomics-derived genome editing toolbox. Our executive compensation program’s purpose is to incentivize them based on the achievement of key performance goals, and to align their interests with the interests of our stockholders. Under this program, our NEOs’ compensation is based on the achievement of key strategic and business goals that were developed based on the Company’s mission. The program consists of a combination of base salary, an annual cash bonus, long-term equity incentive compensation and other employee benefits generally available to our employees, and is designed to align our executive compensation program with the interests of our stockholders by reflecting a pay-for-performance philosophy that supports our business strategy. At the same time, the Board believes that the program does not encourage excessive risk-taking by management.

Our compensation committee is generally responsible for determining the compensation of our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, the compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executive officers, internal equity, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to the Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus and long-term incentives. Our compensation committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer other than the Chief Executive Officer. For the Chief Executive Officer, our compensation committee recommends our Chief Executive Officer’s compensation for approval by our Board of Directors. Our compensation committee may delegate certain authorities to an officer of the Company, as described above in “Corporate Governance - Compensation Committee.”

Our compensation committee has the authority to engage the services of a consulting firm or other outside advisor to assist it in designing our executive compensation programs and in making compensation decisions.

During the fiscal year ended December 31, 2024, our compensation committee engaged the Prior Compensation Consultant, and in November 2024, engaged Aon to assist it in evaluating the Company’s executive and director compensation practices, including program design, identification of an appropriate peer group for compensation comparison purposes and providing pay benchmarking data. The Prior Compensation Consultant and Aon also provided (i) analysis and recommendations to our compensation committee regarding trends and emerging topics with respect to executive compensation; (ii) compensation programs for executives, directors and our employees generally; and (iii) stock utilization and related metrics.

2024 Base Salary

Our NEOs each receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Effective March 1, 2024, our Board approved increases to our NEO’s base salaries as follows:

Name	2024 Base Salary	2023 Base Salary
Brian C. Thomas, Ph.D.	$650,000	$520,000
Jian Irish, Ph.D., M.B.A.	$550,000	$468,000
Pamela Wapnick, M.B.A.	$450,000	$420,000

2024 Annual Bonus

For the fiscal year ended December 31, 2024, each of the NEOs was eligible to earn an annual cash bonus determined by our board of directors in its sole discretion, based on achievement of certain individual and corporate performance goals, relating primarily to research and development goals, business development and organizational goals. The target annual bonus for each of our named executive officers for the fiscal years ended December 31, 2023 and 2024 was equal to the percentage of the executive’s respective annual base salary specified below:

Name	2024 Target Bonus Percentage	2023 Target Bonus Percentage
Brian C. Thomas, Ph.D.	60%	50%
Jian Irish, Ph.D., M.B.A.	50%	45%
Pamela Wapnick, M.B.A.	40%	40%

With respect to the fiscal year ended December 31, 2024, our compensation committee approved a payout of cash bonuses in an amount of 68% of target for each of Dr. Thomas, Dr. Irish and Ms. Wapnick.

Equity-Based Compensation

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. These equity awards are a key aspect of our compensation philosophy and serve to align the interests of our executive officers with our stockholders, as they are tied to future increases in the value of our stock. Further, we believe that equity awards with a time-based vesting feature promote retention because this feature incentivizes our named executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee periodically reviews the equity incentive compensation of our NEOs and may recommend or approve, as applicable, equity incentive awards to them from time to time. In furtherance of these goals, in 2024, each of our NEOs was granted awards of restricted stock units and stock options.

Prior to our IPO, we historically granted our executives, including our NEOs, profits interests under our 2019 Equity Incentive Plan (the “2019 Plan”). In connection with the Reorganization, these profits interests were exchanged for shares of common stock and restricted common stock of Metagenomi, Inc.

For additional information regarding outstanding equity awards held by our NEOs as of December 31, 2024, see the “Outstanding Equity Awards at 2024 Fiscal Year-End Table” below.

Perquisites/Personal Benefits

Perquisites or other personal benefits are not a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our executive officers, including our NEOs.

Equity Grant Timing

Prior to our public offering in February 2024, we did not have a formal policy regarding the grant of equity. In connection with our public offering in February 2024, we adopted an equity grant policy pursuant to which any annual equity awards will be made by the board or compensation committee and effective on the first trading day of the month following such approval. In addition, new hires receive equity awards at the time their hiring effective on the first day of the month following approval of such awards. During 2024, our compensation committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, we did not grant stock options to our NEOs during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.

401(k) Plan

We maintain a retirement savings plan (“401(k) plan”) that is intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code (the “Code”) and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. U.S. employees are generally eligible to participate in the 401(k) plan, subject to certain criteria. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. We provide employer matching contributions of 100% on the first 5% of participant’s compensation contributed to our 401(k) plan.

Outstanding Equity Awards at 2024 Fiscal Year-End Table

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2024.

			Option Awards(1)				Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Brian C. Thomas, Ph.D.	11/02/2021	11/01/2021					15,668	(3)	56,561
Chief Executive Officer	05/26/2022	01/21/2022					65,478	(3)	236,376
	06/26/2023	01/20/2023					33,784	(3)	121,960
	04/01/2024	04/01/2024	—	500,323	10.82	3/31/34
	04/01/2024	04/01/2024					118,992	(4)	429,561
Jian Irish, Ph.D., M.B.A.	01/26/2021	01/05/2021					5,519	(3)	19,924
President and Chief	11/02/2021	11/01/2021					54,837	(3)	197,962
Operating Officer	05/26/2022	01/21/2022					16,760	(3)	60,504
	06/26/2023	01/20/2023					8,648	(3)	31,219
	04/01/2024	04/01/2024	—	296,308	10.82	3/31/34
	04/01/2024	04/01/2024					70,471	(4)	254,400
Pamela Wapnick, M.B.A.	04/01/2024	09/18/2023	91,077	200,373	10.82	3/31/34
Chief Financial Officer	04/01/2024	09/18/2023					47,655	(5)	172,035

(1)
Represent stock option awards granted under our 2024 Stock Option and Incentive Plan which vest as follows: 25% of the shares subject to each option vested or will vest on the one year anniversary of the vesting commencement date, with the remainder vesting in 36 equal monthly installments thereafter, subject to continued service through each vesting date.
(2)
The fair market value is based on the closing price of our common stock on December 31, 2024, the last trading date of 2024, of $3.61.
(3)
Represent unvested restricted common stock our NEOs received in exchange for profits interests units upon conversion of the Company from a limited liability company to a C corporation. The unvested restricted common stock vest as follows: 25% vest on the one year anniversary of the vesting commencement date; and then the remaining 75% of the total vest in substantially equal amounts on each monthly anniversary of the vesting commencement date thereafter, until fully vested on the fourth anniversary of the vesting commencement date, subject to continued service through each vesting date.
(4)
Represents unvested restricted stock units granted under our 2024 Stock Option and Incentive Plan which vest as follows: 25% vest on June 5, 2025, with the remainder vesting in 12 equal quarterly installments thereafter, subject to continued service through each vesting date.
(5)
Represents unvested restricted stock units granted under our 2024 Stock Option and Incentive Plan which vest as follows: 25% vested on September 5, 2024, with the remainder vested or will vest in 12 equal quarterly installments thereafter, subject to continued service through each vesting date.

Current Employment Agreements with our NEOs

We have entered into offer letters and/or employment agreements with each of our named executive officers. Each offer letter or employment agreement provides for “at-will” employment and the compensation and benefits described below.

Brian C. Thomas, Ph.D.

On March 20, 2023, the Company executed an executive employment agreement with Dr. Thomas (the “Thomas Employment Agreement”), for the position of Chief Executive Officer. The Thomas Employment Agreement provides for Dr. Thomas’s at-will employment. The base salary for Dr. Thomas was increased from $520,000 to $650,000, effective March 1, 2024 and his target annual bonus amount was increased for 2024 from 50% to 60% of his annual base salary. In February 2025, the compensation committee recommended, and our board of directors approved, an increase to Dr. Thomas’ 2025 base salary to $666,000. Dr. Thomas is eligible to participate in the employee benefit plans available to our employees, subject to the terms of such plans.

Dr. Thomas entered into an Employee Invention Assignment and Confidentiality Agreement that contains various restrictive covenants, including non-solicitation provisions that apply during his employment and for a period of twelve months thereafter.

Upon termination of Dr. Thomas’s employment by us without Cause or his resignation for Good Reason outside of the Change in Control Period, as such terms are defined in the Thomas Employment Agreement, subject to (i) Dr. Thomas resigning from all positions, (ii) signing a general release of claims in favor of the Company and (iii) not breaching any of the post-employment covenants and contractual obligations to the Company, Dr. Thomas shall be entitled to (A) a lump sum payment equal to nine (9) months of his then current base salary and pro-rated target bonus, based on the number of days he was employed in such year, divided by 365, payable within sixty (60) days following his termination, and (B) if Dr. Thomas was participating in the Company’s group health plan immediately prior to the termination date, a monthly cash payment for nine (9) months in an amount equal to Dr. Thomas’s and his eligible dependents monthly COBRA premium. In addition, and subject to the same conditions, upon a termination by us without Cause or his resignation for Good Reason during the Change in Control Period, he shall be entitled to (A) a lump sum payment equal to twelve (12) months of his then current base salary and pro-rated target bonus, based on the number of days he was employed in such year, divided by 365, payable within sixty (60) days following his termination, (B) if Dr. Thomas was participating in the Company’s group health plan immediately prior to the termination date, a monthly cash payment for twelve (12) months in an amount equal to Dr. Thomas’s and his eligible dependents monthly COBRA premium, and (C) full acceleration of his then outstanding and unvested equity awards. The foregoing benefits would not apply in the event Dr. Thomas receives benefits under the Company’s Severance Policy (as defined below).

Jian Irish, Ph.D., M.B.A.

On January 19, 2021, the Company executed an offer letter with Dr. Irish (the “Irish Offer Letter”), for the position of Chief Operations Officer. The Irish Offer Letter provides for Dr. Irish’s at-will employment. Dr. Irish was promoted to President and Chief Operating Officer effective November 1, 2021. The base salary for Dr. Irish was increased from $468,000 to $550,000 effective March 1, 2024 and her target annual bonus amount was increased from 45% to 50% of her annual base salary. In February 2025, the compensation committee approved an increase to Dr. Irish’s 2025 base salary to $564,000. Dr. Irish is eligible to participate in the employee benefit plans available to our employees, subject to the terms of such plans.

Upon a termination of Dr. Irish’s agreement by us without Cause, or her resignation for Good Reason, as such terms are defined in the Irish Offer Letter, she will be eligible to receive six (6) months of base salary, pro-rated annual bonus, and six (6) months vesting acceleration. The foregoing benefits would not apply in the event Dr. Irish receives benefits under the Company’s Severance Policy.

Dr. Irish entered into an Employee Invention Assignment and Confidentiality Agreement that contains various restrictive covenants, including non-solicitation provisions that apply during her employment and for a period of twelve months thereafter.

Pamela Wapnick, M.B.A.

On September 1, 2023, the Company executed an offer letter with Ms. Wapnick (the “Wapnick Offer Letter”), for the position of Chief Financial Officer. The Wapnick Offer Letter provides for Ms. Wapnick’s at-will employment. The base salary for Ms. Wapnick was increased from $420,000 to $450,000 effective March 1, 2024 and her target annual bonus amount is 40% of her annual base salary. In February 2025, the compensation committee approved an increase to Ms. Wapnick’s 2025 base salary to $461,000. Ms. Wapnick is eligible to participate in the employee benefit plans available to our employees, subject to the terms of such plans. In addition, Ms. Wapnick is also eligible to receive severance benefits upon a qualifying termination pursuant to our Severance Policy (as described below).

Ms. Wapnick entered into an Employee Invention Assignment and Confidentiality Agreement that contains various restrictive covenants, including non-solicitation provisions that apply during her employment and for a period of twelve months thereafter.

Employee Benefit and Equity Compensation Plans

2019 Equity Incentive Plan

The 2019 Plan was initially approved by the board of managers of the Company in March 2019. The 2019 Plan provided for the grant of profits interests, restricted common units, options to purchase common units and restricted equity units to selected employees, officers, directors and consultants of the Company. The 2019 Plan was terminated in connection with the Reorganization.

2024 Stock Option and Incentive Plan

The 2024 Stock Option and Incentive Plan (as amended from time to time, the “2024 Plan”) replaced the 2019 Plan. The 2024 Plan provides flexibility to our compensation committee to use various equity-based incentive awards as compensation tools to motivate our workforce.

2024 Employee Stock Purchase Plan

The 2024 Employee Stock Purchase Plan (the “ESPP”) includes two components: a Code Section 423 Component (the “423 Component”), and a non-Code Section 423 Component, or the Non-423 Component. The 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Under the Non-423 Component, which does not qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code, options will be granted pursuant to rules adopted by the administrator of the ESPP designed to achieve tax or securities laws, or other objectives for eligible employees.

Senior Executive Cash Incentive Bonus Plan

Our Senior Executive Cash Incentive Bonus Plan, provides for cash bonus payments based upon Company and individual performance targets established by our compensation committee. The payment targets will be related to financial and operational measures or objectives with respect to our company, or the corporate performance goals, as well as individual performance objectives.

Executive Severance and Change in Control Policy

Our board of directors adopted an Executive Severance and Change in Control Policy (the “Severance Policy”) in which our named executive officers, and certain other executives, participate. The benefits provided in the Severance Policy replaced any severance for which our executive officers may be eligible under their existing severance and change in control agreements; provided that, in the event an executive is party to an agreement or other arrangement that provides greater benefits than set forth in the Severance Policy, such executive will be entitled to receive the payments and benefits under such other agreement or arrangement and will not be eligible to receive any payments or benefits under the Severance Policy.

The Severance Policy provides that upon a termination due to death, “disability”, as defined in the Severance Policy, or “retirement” (as defined in the Severance Policy), an eligible executive will be entitled to receive, subject in the case of a termination due to retirement to the execution and delivery of an effective and irrevocable release of claims in favor of the Company and continued compliance with all applicable restrictive covenants, (i) a lump sum amount equal to the eligible executive’s annual target bonus in effect immediately prior to such termination, pro-rated for the number of days of service provided by the participant during the year of the termination, and (ii) for all outstanding and unvested equity awards of the company that are subject to time-based vesting held by the participant, full accelerated vesting of such awards; provided, that the performance conditions applicable to any outstanding and unvested equity awards subject to performance-based vesting will be deemed satisfied in accordance with the terms of the applicable award agreement.

The Severance Policy provides that upon a termination by us without “cause,” as defined in the Severance Policy, or a resignation by the executive for “good reason,” as defined in the Severance Policy, in each case outside of the change in control period (i.e., the period of one year after a “sale event,” as defined in the Severance Policy), an eligible executive will be entitled to receive, subject to the execution and delivery of an effective and irrevocable release of claims in favor of the company and continued compliance with all applicable restrictive covenants, (i) base salary continuation for 12 months for our Chief Executive Officer, 9 months for Tier 2 officers (which is determined by the plan administrator and includes the named executive officers other than the Chief Executive Officer) and 6 months for Tier 3 officers (which is determined by the Policy administrator but generally includes vice presidents and above) and (ii) an amount equal to the monthly employer contribution, based on the premiums as of the date of termination, that we would have made to provide health insurance for the applicable executive if he or she had remained employed by us for up to 12 months for our Chief Executive Officer, 9 months for Tier 2 officers and 6 months for Tier 3 officers. The payments under (i) and (ii) will be paid in substantially equal installments in accordance with our payroll practice over 12 months for our Chief Executive Officer, 9 months for Tier 2 officers and 6 months for Tier 3 officers. The Severance Policy will also provide that upon a (A) termination by us without cause or (B) resignation for good reason, in each case within the change in control period, an eligible executive will be entitled to receive, in lieu of the payments and benefits above and subject to the execution and delivery of an effective and irrevocable release of claims in favor of the company and continued compliance with all applicable restrictive covenants, (I) a lump sum amount equal to the executive’s base salary for a period of 18 months for our Chief Executive Officer, 12 months for our Tier 2 officers and 10 months for our Tier 3 officers, (II) a lump sum payment equal to 100% of the executive’s annual target bonus in effect immediately prior to the date of termination, pro-rated for the number of days of service provided by the executive during the year of the termination, (III) a lump sum amount equal to the monthly employer contribution, based on the premiums as of the date of termination, that we would have made to provide health insurance for the applicable executive if he or she had remained employed by us for 18 months for our Chief Executive Officer, 12 months for our Tier 2 officers and 10 months for our Tier 3 officers, and (IV) for all outstanding and unvested equity awards of the company that are subject to time-based vesting held by the participant, full accelerated vesting of such awards; provided, that the performance conditions applicable to any outstanding and unvested equity awards subject to performance-based vesting will be deemed satisfied in accordance with the terms of the applicable award agreement.

The payments and benefits provided under the Severance Policy in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also subject an eligible executive, including the named executive officers, to an excise tax under Section 4999 of the Code. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the participant.

Equity Compensation Plan Information

The following table provides information as of December 31, 2024 with respect to the shares of our common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2024 Stock Option and Incentive Plan(2)	3,902,287		$9.54	2,762,912
2024 Employee Stock Purchase Plan(3)	—	(4)	—	375,000
Equity compensation plans not approved by security holders	—		—	—
Total	3,902,287		$9.54	3,137,912

(1)
The weighted-average exercise price does not reflect the shares of our common stock that will be issued in connection with the settlement of restricted stock unit awards, which have no exercise price.
(2)
The 2024 Plan contains an “evergreen” provision, pursuant to which, on or about January 1, 2025 and each anniversary of such date thereafter until the expiration of the plan, the maximum number of shares reserved for issuance under the 2024 Plan is increased by a number equal to the lesser of (i) 5% of the number of shares of common stock issued and outstanding on December 31 of the immediately preceding fiscal year or (ii) such lesser number of shares as determined by our compensation committee or board of directors. Pursuant to the terms of the 2024 Plan, an additional 1,870,923 shares were added to the number of available shares, effective January 1, 2025.
(3)
The ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the ESPP to be added on or about January 1, 2025 and on each anniversary of such date thereafter prior to the termination of the plan, in an amount equal to the lesser of (i) 750,000 shares of common stock, (ii) 1% of the number of shares of our common stock issued and outstanding on December 31 of the immediately preceding fiscal year, or (iii) such number of shares of common stock as determined by our compensation committee or board of directors. Pursuant to the terms of the ESPP, an additional 374,184 shares were added to the number of available shares, effective January 1, 2025.
(4)
Does not include purchase rights accruing under the ESPP because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the applicable purchase period.

REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act.

We operate in accordance with a written charter adopted by our Board and reviewed annually by the audit committee. We are responsible for overseeing the quality and integrity of the Company’s accounting, auditing and financial reporting practices. In accordance with the rules of the SEC and Nasdaq, the audit committee is composed entirely of members who are independent, as defined by the listing standards of Nasdaq and the Company’s Corporate Governance Guidelines. Further, our Board has determined that each of Juergen Eckhardt and Eric Bjerkholt is an “audit committee financial expert” as defined by the rules of the SEC.

The audit committee met four times during the fiscal year ended December 31, 2024 with the Company’s management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, including, but not limited to, to review and discussion of the Company’s quarterly financial statements and related disclosures, and the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

We believe that we fully discharged our oversight responsibilities as described in our charter, including with respect to the audit process. We reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2024 with management and PricewaterhouseCoopers LLP. Management has the responsibility for the preparation of the Company’s financial statements, and PricewaterhouseCoopers LLP has the responsibility for the audit of those statements. The audit committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Public Company Accounting Oversight Board (the “PCAOB”), Auditing Standard No. 1301 and the SEC regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. We received the written disclosures and the letter from PricewaterhouseCoopers LLP pursuant to Rule 3526, Communication with Audit Committees Concerning Independence, of the PCAOB concerning any relationships between PricewaterhouseCoopers LLP and the Company and the potential effects of any disclosed relationships on PricewaterhouseCoopers LLP’s independence, and discussed with PricewaterhouseCoopers LLP its independence. We reviewed with PricewaterhouseCoopers LLP their audit plans, audit scope, identification of audit risks and their audit efforts, and discussed and reviewed the results of PricewaterhouseCoopers LLP’s examination of the Company’s financial statements both with and without management.

Based on these reviews and discussions with management and PricewaterhouseCoopers LLP, we approved the inclusion of the Company’s audited financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC. We also have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to ratification by the Company’s stockholders.

Members of the audit committee

Eric Bjerkholt, M.B.A.

Willard H. Dere, M.D.

Juergen Eckhardt, M.D., M.B.A.

Sebastián Bernales, Ph.D., member for 2024

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other than the compensation arrangements for our NEOs and our directors described elsewhere in this proxy statement under “Executive Compensation” and “Director Compensation,” set forth below is a description of transactions or series of transactions since January 1, 2023, to which we were or will be a party, and in which:

•
the amount involved in the transaction exceeds, or will exceed, $120,000 (or, if less, 1% of the average of our total assets at year-end for the last two completed fiscal years); and
•
in which any of our executive officers, directors or holder of five percent or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Initial Public Offering

On February 13, 2024, we completed our IPO. We issued an aggregate of 6,250,000 shares of our common stock at a price of $15.00 per share for aggregate net cash proceeds of $80.7 million, after deducting underwriting discounts and commissions and other offering costs. The table below sets forth the number of shares of Common Stock purchased by holders of more than 5% of our capital stock and their affiliated entities or immediate family members.

Stockholder	Shares of Common Stock Purchased in IPO	Aggregate Cash Purchase Price for Common Stock in IPO ($)
Entities affiliated with Sozo Ventures(1)	133,333	$1,999,995

(1)
Entities affiliated with Sozo Ventures collectively hold more than 5 percent of our voting securities.

Agreements with Unitholders

In connection with our Series B preferred unit financing, we entered into investors’ rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our preferred units and certain holders of our common units. These unitholder agreements were terminated upon the closing of our IPO, except for the registration rights granted under our investors’ rights agreement.

Equity Grants to Executive Officers

We have historically granted profits interests and equity awards to our named executive officers as more fully described in the section entitled “Executive Compensation”.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Policies for Approval of Related Party Transactions

Our board of directors reviews and approves transactions with directors, officers, and holders of five percent or more of our voting securities and their affiliates, each a related party. We have adopted a written related party transactions policy that provides that such transactions must be approved by our audit committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5 percent beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify our audit committee’s appointment of PricewaterhouseCoopers LLP (“PwC”), as our independent registered public accounting firm for the fiscal year ending December 31, 2025. PwC has served as our independent registered public accounting firm since 2022.

Our audit committee annually reviews our independent registered public accounting firm’s independence, including reviewing all relationships between our independent registered public accounting firm and us and any disclosed relationships or services that may affect the objectivity and independence of our independent registered public accounting firm, and our independent registered public accounting firm’s performance. Although ratification is not required by our amended and restated bylaws or otherwise, our Board is submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate practice. If the appointment is not ratified, our audit committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the appointment is ratified, our audit committee in its discretion may appoint a different registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of our Company and our stockholders.

PwC served as independent registered public accounting firm for our Company with respect to the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2024 and has been engaged by our audit committee to serve as our independent registered public accounting firm with respect to the audit of our consolidated financial statements for the fiscal year ending December 31, 2025. Representatives of PwC will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

The aggregate fees billed by categories of services are as follows for each of the years ended December 31, 2024 and 2023 (in thousands):

	Fiscal Year Ended
Fee Category	2024	2023
Audit Fees(1)	$1,037	$1,994
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	2	4
Total Fees	$1,039	$1,998

(1)
Audit fees consist of fees billed for professional services performed by PricewaterhouseCoopers LLP for the audit of our annual consolidated financial statements, the review of interim consolidated financial statements, review of the registration statement on Form S-1 for our initial public offering, review of the registration statement on Form S-8, and related services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)
All other fees consist of non-audit fees paid to PricewaterhouseCoopers LLP for access to its proprietary accounting disclosure checklist.

Pre-Approval by Audit Committee of Principal Accountant Services

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, PricewaterhouseCoopers LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. By the adoption of this policy, the Audit Committee has delegated the authority to pre-approve services to the Chairperson of the Audit Committee, subject to certain limitations.

During fiscal years 2024 and 2023, no services were provided to us by PwC other than in accordance with the pre-approval policies and procedures described above.

Required Vote of Stockholders

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the votes properly cast on the proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025, AND PROXIES SOLICITED BY OUR BOARD WILL BE VOTED IN FAVOR THEREOF, UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

(PROPOSAL 2 ON YOUR NOTICE OR PROXY CARD)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 14, 2025, information regarding the beneficial ownership of our common stock by:

•
each person, or group of affiliated persons, who is known by us to be the beneficial owner of more than 5% of our outstanding common stock (on an as-converted to common stock basis);
•
each of our directors;
•
each of our NEOs; and
•
all of our current directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.

In computing the number of shares beneficially owned by an individual or entity, shares of common stock subject to options, warrants, restricted stock units or other rights held by such person that are currently exercisable or have vested or that will become exercisable or will have vested within 60 days of April 14, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

On April 14, 2025, there were 37,382,478 shares of our common stock outstanding. Unless noted otherwise, the address of all listed stockholders is c/o Metagenomi, Inc., 5959 Horton Street, 7th Floor, Emeryville, California 94608.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% Stockholders
Bayer HealthCare LLC(1)	4,050,997	10.8%
Humboldt Fund I, LP(2)	1,896,445	5.1%
Entities affiliated with Sozo Ventures(3)	1,892,873	5.1%
Directors, Named Executive Officers and Other Executive Officers
Sebastián Bernales, Ph.D.(4)	3,099,363	8.3%
Brian C. Thomas, Ph.D.(5)	2,552,958	6.8%
Jian Irish, Ph.D., M.B.A.(6)	689,467	1.8%
Pamela Wapnick, M.B.A.(7)	142,130	*
Willard Dere, M.D.(8)	81,852	*
Juergen Eckhardt, M.D., M.B.A.(9)	30,577	*
Eric Bjerkholt, M.B.A.	—	*
All directors, nominees and executive officers as a group (9 persons)(10)	6,741,125	17.8%

* Less than one percent.

(1)
Information is based solely on a Schedule 13G filed with the SEC on November 6, 2024 by Bayer HealthCare LLC, Bayer US Holding LP, Bayer World Investments B.V. and Bayer Aktiengesellschaft. Consists of 4,050,997 shares of common stock held by Bayer HealthCare LLC, a Delaware limited liability company. Bayer HealthCare LLC is controlled by Bayer US Holding LP (“Bush LP”), a Delaware limited partnership. Bayer World Investments B.V. (“BWI”), a Dutch private limited company, is the general partner of BUSH LP. BWI is an indirect, wholly owned subsidiary of Bayer Aktiengesellschaft, a publicly-held German stock corporation. Accordingly, Bayer Aktiengesellschaft may be deemed to be an indirect beneficial owner of the shares beneficially directly by Bayer HealthCare LLC. The address of Bayer HealthCare LLC is 100 Bayer Boulevard, Whippany, New Jersey 07981.
(2)
Consists of 1,896,445 shares of common stock held by Humboldt Fund I, LP. Humboldt Fund I, LP is solely managed by Humboldt Capital, LLC, which is in turn managed by Sebastián Bernales, Ph.D., Francisco Dopazo and Benjamin Quiroga. As a result, each such individual may be deemed to share voting and dispositive power with respect to the shares held by Humboldt Fund I, LP. Each of Dr. Bernales, Dopazo and Quiroga expressly disclaims beneficial ownership of the shares held by Humboldt Fund I, LP, except to the extent of his pecuniary interest in such shares. The address for Humboldt Fund I, LP is 477 Madison Ave., 6th Floor, New York, NY 10022.
(3)
Information is based solely on a Schedule 13G filed with the SEC on May 10, 2024 by Sozo Ventures - TrueBridge Fund II, L.P. (“Fund II”), Sozo Ventures GP II, L.P. (“GP II”), Sozo Ventures UGP II, Ltd. (“UGP II”), Sozo Ventures Fund II-S, L.P. (“Fund II-S”), Sozo Ventures GP II-S, L.P. (“GP II-S”), Sozo Ventures UGP II-S, Ltd. (“UGP II-S”), Sozo Ventures III, L.P. (“Fund III”), Sozo Ventures GP III, L.L.C. (“GP III”), Phillip Wickham (“Wickham”) and Koichiro Nakamura (“Nakamura”), collectively, the “reporting persons.” Consists of (i) 581,577 shares of common stock held by Fund II, (ii) 710,817 shares of common stock held by Fund II-S, and (iii) 600,479 shares of common stock held by Fund III. With respect to Fund II: (i) GP II is the sole general partner of Fund II, (ii) UGP II is the sole general partner of GP II, (iii) UGP II exercises voting and dispositive power over the Company’s securities held by Fund II, (iv) each of Wickham and Nakamura are the sole directors of UGP II, and (v) each of Wickham and Nakamura may be deemed to share voting and dispositive power over the Company’s securities held by Fund II. With respect to Fund II-S: (i) GP II-S is the sole general partner of Fund II-S, (ii) UGP II-S is the sole general partner of GP II-S, (iii) UGP II-S exercises voting and dispositive power over the Company’s securities held by Fund II-S, (iv) each of Wickham and Nakamura are the sole directors of UGP II-S, and (v) each of Wickham and Nakamura may be deemed to share voting and dispositive power over the Company’s securities held by Fund II-S. With respect to Fund III: (i) GP III is the sole general partner of Fund III, (ii) each of Wickham and Nakamura are the sole managing members of GP III, and (iii) each of Wickham and Nakamura may be deemed to share voting and dispositive power over the Company’s securities held by Fund III. The address of Sozo Ventures is 10 California Street, Redwood City, California 94063.
(4)
Consists of (i) 769,845 shares of common stock held by Dr. Bernales, (ii) 402,496 shares of common stock held by Praxis Biotech LLC, (iii) 1,896,445 shares of common stock held by Humboldt Fund I, LP., and (iv) 30,577 shares issuable upon the exercise of stock options held by Dr. Bernales that are exercisable within 60 days of April 14, 2025. Humboldt Fund I, LP is solely managed by Humboldt Capital, LLC, which is in turn managed by Sebastián Bernales, Francisco Dopazo and Benjamin Quiroga. As a result, each such individual may be deemed to share voting and dispositive power with respect to the shares held by Humboldt Fund I, LP. Each of Dr. Bernales, Dopazo and Quiroga expressly disclaims beneficial ownership of the shares held by Humboldt Fund I, LP, except to the extent of his pecuniary interest in such shares. The address for Humboldt Fund I, LP is 477 Madison Ave., 6th Floor, New York, NY 10022. Dr. Bernales may be deemed to have voting and dispositive power with respect to the shares held by Praxis Biotech LLC. Dr. Bernales expressly disclaims beneficial ownership of the shares held by Praxis Biotech LLC, except to the extent of his pecuniary interest in such shares. The address for Praxis Biotech LLC is 5904 Doone Valley Ct., Austin, TX 78731.
(5)
Consists of (i) 2,287,215 shares of common stock held by Dr. Thomas, (ii) 175,674 shares of common stock issuable upon the vesting of restricted stock units and exercise of stock options held by Dr. Thomas that are exercisable within 60 days of April 14, 2025, and (iii) 90,069 shares of restricted common stock subject to future vesting held by Dr. Thomas.
(6)
Consists of (i) 173,062 shares of common stock held by Dr. Irish, (ii) 178,483 shares of common stock held by the Bruce Irish 2023 Irrevocable Trust FBO Jian Irish, or the Bruce Irish Trust, (iii) 178,482 shares of common stock held by the Jian Irish 2023 Irrevocable Trust, or the Jian Irish Trust, (iv) 104,040 shares of common stock issuable upon the vesting of restricted stock units and exercise of stock options held by Dr. Irish that are exercisable within 60 days of April 14, 2025, and (v) 55,400 shares of restricted common stock subject to future vesting held by Dr. Irish. Jian Irish is a beneficiary of the Bruce Irish Trust and may be deemed to beneficially own the shares held by the Bruce Irish Trust and Jian Irish Trust. The address of the Bruce Irish Trust is 4465 S. Jones Blvd., Las Vegas, NV 89103 and the address of the Jian Irish Trust is 4465 S. Jones Blvd., Las Vegas, NV 89103.
(7)
Consists of (i) 16,361 shares of common stock held by Ms. Wapnick and (ii) 125,769 shares of common stock issuable upon the vesting of restricted stock units and exercise of stock options held by Ms. Wapnick that are exercisable within 60 days of April 14, 2025.
(8)
Consists of (i) 51,275 shares of common stock held by Dr. Dere and (ii) 30,577 shares of common stock issuable upon the exercise of stock options held by Dr. Dere that are exercisable within 60 days of April 14, 2025.
(9)
Consists of shares of common stock issuable upon the exercise of stock options held by Dr. Eckhardt that are exercisable within 60 days of April 14, 2025.
(10)
Consists of (i) 5,978,413 shares of common stock, (ii) 597,712 shares of common stock issuable upon the vesting of restricted stock units and exercise of stock options that are exercisable within 60 days of April 14, 2025, and (iii) 165,000 shares of restricted common stock subject to future vesting.

GENERAL MATTERS

Stockholder Proposals for 2026 Annual Meeting

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. To be considered for inclusion in next year’s proxy statement, stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received by our Secretary, at Metagenomi, Inc. no later than December, 30 2025 which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2025 annual meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. All proposals should be addressed to 5959 Horton Street, 7th Floor, Emeryville, CA 94608.

Requirements for Stockholder Proposals or Director Nominations to be Brought Before an Annual Meeting. Our amended and restated bylaws provide that, for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary, Metagenomi, Inc., 5959 Horton Street, 7th Floor, Emeryville, CA 94608. To be timely for the 2026 annual meeting, the stockholder’s notice must be delivered to or mailed and received by us not before February 11, 2026 or after March 12, 2026, which is not more than one hundred twenty (120) days and not less than ninety (90) days before the one-year anniversary date of the preceding year’s annual meeting, except that if the 2026 annual meeting of stockholders is more than thirty (30) days before or sixty (60) days after the anniversary date of the previous year’s annual meeting, we must receive the notice not later than ninety (90) days prior to the annual meeting date or the tenth (10th) day following the day on which public announcement of the date of the annual meeting is first made. Such notice must provide the information required by our amended and restated bylaws with respect to each matter the stockholder proposes to bring before the 2026 annual meeting.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company, in accordance with the requirements set forth in Rule 14a-19(b).

Annual Report

Upon written request, the Company will provide, without charge, to each stockholder who does not otherwise receive a copy of the Company’s annual report, a copy of our 2024 Annual Report, as filed with the SEC, except for exhibits.

Please address all requests to:

Metagenomi, Inc.

Attn: Secretary

5959 Horton Street, 7th Floor,

Emeryville, CA 94608

Householding of Proxy Materials

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements.

We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the notice or proxy materials was delivered. You may make a written or oral request by sending a notification to our Secretary at the address above, providing your name, your shared address, and the address to which we should direct the additional copy of the notice or proxy materials. Multiple stockholders sharing an address who have received one copy of a mailing and would prefer us to mail each stockholder a separate copy of future mailings should contact us at our principal executive offices by writing to Metagenomi, Inc., 5959 Horton Street, 7th Floor, Emeryville, CA 94608, Attn: Matthew Wein or calling (510) 722-6227. Additionally, if current stockholders with a shared address received multiple copies of a mailing and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made through our principal executive offices, by writing to Metagenomi, Inc., 5959 Horton Street, 7th Floor, Emeryville, CA 94608, Attn: Matthew Wein or calling (510) 722-6227. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

Metagenomi

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MGX2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V74243-P32012

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

METAGENOMI, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominee:	**For**	**Withhold**
1a. Willard H. Dere, M.D.	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V74244-P32012

METAGENOMI, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 10, 2025, 8:00 AM PACIFIC TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Brian C. Thomas and Pamela Wapnick, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of METAGENOMI, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Pacific Time on June 10, 2025, virtually at www.virtualshareholdermeeting.com/MGX2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side